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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             APRIL 6, 2001
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Date of earliest event reported:            APRIL 5, 2001
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                 1-13926                 76-0321760
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                          Identification No.)


15415 KATY FREEWAY, HOUSTON, TEXAS                                77094
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code   (281) 492-5300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS
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        On April 5, 2001, Diamond Offshore Drilling, Inc., a Delaware
corporation (the "Company"), issued a press release announcing the Company's intention to offer in a private placement its 30-year Senior Convertible Debentures.

        On April 6, 2001, the Company issued a press release announcing the pricing of the Company's 30-year Senior Convertible Debentures.

        On April 6, 2001, the Company issued a press release announcing the completion, on April 6, 2001, of the Company's redemption of all of its outstanding 3-3/4% Convertible Subordinated Notes Due 2007 at a redemption price of 102.08% of the principal amount thereof, in accordance with the indenture under which such notes were issued.

        Filed herewith are such press releases.












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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c)      Exhibits.

     Exhibit number        Description
     --------------        -----------

         99.1 Press release of April 5, 2001 relating to private placement of 30-year Senior Convertible Debentures

          99.2 Press release of April 6, 2001 relating to pricing of 30-year Senior Convertible Debentures

         99.3 Press release of April 6, 2001 relating to redemption of 3-3/4% Convertible Subordinated Notes Due 2007











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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DIAMOND OFFSHORE DRILLING, INC.


                                 By: /s/ Gary T. Krenek
                                    -------------------------------------------
                                     Gary T. Krenek
                                     Vice President and
                                     Chief Financial Officer

Dated: April 6, 2001














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

                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

         99.1 Press release of April 5, 2001 relating to private placement of 30-year Senior Convertible Debentures

         99.2 Press release of April 6, 2001 relating to pricing of 30-year Senior Convertible Debentures

         99.3 Press release of April 6, 2001 relating to redemption of 3-3/4% Convertible Subordinated Notes Due 2007











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